Investor Presentation
June 2010

DISCLOSURE

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties, including, but not limited to: the need for and availability of additional financing and the Company’s access to capital; the future trading of the common stock of the Company; and the period of time for which the proceeds from future financings will enable the Company to fund its operations. Many important factors affect the ability to achieve the Company’s stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other companies in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the Forward-Looking Statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the Forward-Looking Statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any Forward-Looking Statements or to announce revisions to any of the Forward-Looking Statements.

OFFERING DETAILS

The securities described below as offered by the Company will not be and have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Act. The terms set forth below are only indicative of the terms which may be offered and are therefore subject to change.

Issuer	NF Energy Saving Corporation – OTCBB:NFEC ("NFEC", the "Company")
Security	Units composed of 10,000 Shares of Common Stock and one detachable and transferable Warrant for 10,000 Shares of Common Stock
Price	$25,000 per Unit (represents $2.50 per share of Common Stock, with an implied pre-money valuation multiple of 6.9x LTM* EPS)
Warrant Exercise Price and Term	$4.00 per share, for a term of five (5) years; exercise price adjustable for stock dividends, splits, combinations and similar events
Offering Size	Minimum of $5MM, maximum of $6MM
Use of Proceeds	Construction of a new manufacturing facility and acquisition of new equipment and machinery
Registration Right	Registration filed within 45 days after final Closing to register the Common Stock and the Common Stock underlying the Warrants
Type of Offering	Private/Institutional/Accredited
Closing	Initial closing $5MM
Minimum Subscription	$25,000, equal to 1 unit as described above
Placement Agent	Rodman & Renshaw, LLC [1]

[1] Rodman & Renshaw, LLC is not underwriting this offering.

* LTM as of March 31, 2010

COMPANY OVERVIEW

- NF Energy Saving Corporation (OTCBB: NFEC) is a leading provider of integrated energy conservation solutions in China
- The Company provides energy conservation and emission reduction equipment and services to China's rapidly growing power generation sector. NFEC manufactures energy efficient flow control systems and new energy equipment, and provides services to improve energy efficiency and reduce emissions
- NFEC is a leading supplier of flow control equipment to coal, hydro and nuclear power generation facilities in the domestic China market
  - ✓ NFEC controls a 20-30% market share in the large-sized flow control system used in thermal power plants[a]
  - ✓ The Company also has a 10% market share in the large-sized flow control system used in hydro power plants[a]
- In November 2006, Neng Fa completed a reverse merger with OTC listed Diagnostic Corporation of America and changed its name to NF Energy Saving Corporation of America (OTC:NFES)
- In August 2009, NFEC announced a 1-for-3 reverse stock split and changed its ticker symbol to NFEC, important steps towards its goal to upgrade to a major trading exchange
- The Company is based in Shenyang, Liaoning Province



Net Income ($MM)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
CAGR= 81.7%
$0.8
$2.1
$3.7
$4.8
2006
2007
2008
2009







(a) Source: Energy Conservation Service Industry Committee of China Energy Conservation Association

INVESTMENT HIGHLIGHTS

- **Leading Market Position** — having successfully deployed a large number of energy efficient flow control systems and well-recognized in China as an industry-leader
- **Proven High Quality Portfolio of Services, Products and Manufacturing Capabilities** — with new energy equipment manufacturing production facilities coming online in 2nd quarter of 2010
- **Strong Financial Performance** — having delivered consistent growth (revenue and earnings) and high margins (EBITDA and net income)
- **Well-Established Industry Reputation and Extensive Partnerships with Strategic Industry Players** — including large-scale partners in the energy efficiency business such as GE, Schneider Electric and Osaka Gas
- **Strong R&D and Patent Portfolio** — enabling highly energy-efficient, large-dimension pipeline flow control systems
- **Experienced Management Team with Proven Track Record** — the management and energy conservation project teams have more than ten years of experience in the World Bank's China Energy Conservation Promotion Project
- **High Barriers to Entry** — new entrants restricted by required capital investments and industry and government relations
- **Large and Growing Industry** — higher domestic energy-saving standards will accelerate future demand
- **Favorable Economic and Government Dynamics** — 5% of China's RMB4 trillion economic stimulus package is earmarked for environmental projects, and the Chinese Government will tighten preferential tax policy on energy conservation and emission reduction

COMPETITIVE ADVANTAGES

Advantages over International Competitors

- **Cost and Performance:** Lower cost structure with competitive product performance
- **Local / Domestic Network:** In-depth understanding of the domestic valve industry with strong local relationships
- **R&D:** China-based R&D efforts, closer to end market
- **Domestic IP protection**

Advantages over Local Competitors

- **Brand:** Well-known brand with extensive market experience and strong reputation
- **Customer Network:** Established relationships with reputable domestic and international customers
- **Scale:** Economies of scale and significant order volumes
- **Quality:** Higher product quality with competitive cost structure
- **R&D/IP:** Strong R&D capabilities, patent portfolio and IP protection
- **Specialized Production:** The only Company in China to have the manufacturing capacity to produce the automatically controlled super-sized (above 4 meters in diameter) butterfly valves

Limited Number of Competitors

- Large valve manufactures include Hubei Hongcheng General Machinery Co, Ltd (SH 600566)
- Providers for energy conservation projects in North East region are too small to compete
- Few international competitors on products include ADAM Armaturen GmbH

PRODUCTS & SERVICES

NFEC offers its clients a high quality portfolio of products and services, including flow control systems and Energy consulting services.

Flow Control Systems

- Flow control systems equipment regulates the transportation of water, oil, heat and gas and is the key factor in determining efficiency in all pipeline systems
- 20% reduction in energy use after installation
- Ranked "Number One Energy Conservation Valve of China" by the Chinese Energy Conservation Association
- Only company in China with manufacturing capacity to produce the automatically controlled super-sized butterfly valves







Energy Consulting Services

- Technology and consulting services on energy optimization design, re-engineering of energy-saving pipeline systems and energy management services for various industries and municipal development
- Target customers include large factories, hospitals, schools or other institutions to reduce energy use and emissions through energy auditing and efficiency planning



Energy Project Contract (EPC) and Services 15%
Flow Control and Other Equipment 85%

FY2009 Revenue: $20.3 mm

GROWTH STRATEGY

- **Business Mix:** increase revenue from the higher margin EPC projects and services while continuing to grow revenue from products and equipments. Revenue from EPC projects and services is expected to grow to about 50% of total revenues in FY2011, up from 15% in FY2009. The change in business mix will be driven by:
  - *Tax Policies*: new Central Government tax policies to support EPC projects will increase the margins of EPC projects while also providing an incentive to industrial companies to undertake EPC projects to reduce their energy consumption
  - *Project Type*: NFEC's EPC projects are focused on the retrofitting of industrial furnaces and boilers. With its extensive network of governmental and corporate relationships and its strong reputation in the industry, NFEC expects to win larger long-term contracts in the near future
- **Capacity Expansion:** expand the manufacturing capacity by completing the construction of a new energy equipment manufacturing facility in the near future
- **Product Improvements:** improve the productivity and precision level of products by installing the latest advanced and high-standard machinery
- **Technological Developments:** allocate more resources to R&D, while also working closely with leading tech companies and institutions (such as Northeast University's research center, GE technology and Osaka Gas), in order to continue to develop low-carbon technologies and focus on energy-saving equipments and projects
- **Sector Focus:** become the leader in manufacturing intelligent flow control systems for water, electricity, oil & gas pipeline, and providing integrated services in new energy, energy conservation of industrial furnaces and boilers, and environmental protection in the energy-savings services industry

EXECUTIVE TEAM

Name	Title	Experience
Mr. Li Gang	*Chairman and CEO*	▪ Formerly Director of Technology Innovation Department in Liaoning Planning and Economy Commission and Director of Economic Operation Department in Liaoning Economic and Trade Commission ▪ Deputy Director of China Energy Conservation Association ▪ Director and Commissioner of China Energy-saving Service Industry Committee
Mrs. Wang Lihua	*Director and CFO*	▪ CFO of Liaoning EMC, one of three EMCs established by the World Bank ▪ Recommended by the World Bank to Chinese EMC Association as premier expert
Mr. Cui Jianwei	*Vice President*	▪ Formerly Associate Professor in Thermal Engineering Department at Northeastern University ▪ Previously Chief Engineer of Shenyang Huaneng New Energy Development Co., Ltd. ▪ President of Nengfa Weiye Tieling Valve Joint Stock Co., Ltd

INDEPENDENT DIRECTORS

Name	Title	Experience
Mr. Mia Kuang Ching	*Independent Director and Audit Chair*	▪ Currently Managing Partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. ▪ Formerly Chief Accountant of Dalian Container Terminal, Regional Accountant (South Europe) of Singapore Airlines and Group Financial Controller of Fullmark Pte. Ltd.
Mr. Jianxin (Jason) Wang	*Independent Director and Nominating Chair*	▪ Currently Managing Director of China Carbon Corporation, consultant to the Chicago Climate Exchange Inc. and Energy advisor to China Development Bank ▪ Formerly Research Assistant, Division of Industry and Finance, China Department, at the World Bank and President of Sparkles International Development Corp.
Mr. John MacLean	*Independent Director and Compensation Chair*	▪ Founder and President of Energy Efficiency Finance Corp., a financial advisory firm specializing in finance for energy efficiency and renewable energy projects founded in 1999 ▪ 26 years commercial finance experience including a wide range of investment structures
Mr. Zhongmin Wang	*Independent Director*	▪ Currently the Director of the ISO Board in the People's Republic of China, the Vice Minister of Standardization Administration of the People's Republic of China, and the Minister of China Special Equipment Inspection and Research Center
Mr. Jiuding Yan	*Independent Director*	▪ Currently the Vice President of Zhong Tian Securities Corporation Limited

VALVES INDUSTRY – GROWING MARKET OPPORTUNITY



PRC Valve Sales
14
12
10
8
6
4
2
0
2006 -2009 CAGR = 31.7%
5.36
7.25
9.43
12.25
2006
2007
2008
2009E

- The industrial valve market is large, fragmented and competitive
- Product quality, manufacturing scale and strong customer relationships are key strengths to compete favorably within the market
- The following factors are among the key growth drivers in the industry:
  - China's recent $586 billion (RMB4 trillion) stimulus plan targeting large infrastructure projects, which supports strong growth in the valve industry
  - China's growing urbanization and industrialization, which positively affect the industry
  - Rebuilding infrastructure in earthquake affected areas in Sichuan province, which supports demand

Sources: P.R.C. General Machinery Industry Association, Valve Sector (Sales in the PRC, includes imports)

VALVES INDUSTRY – POSITIVE ECONOMIC & GOVERNMENT DYNAMICS

China's growing energy consumption makes energy conservation a national priority. After taking 20 years for consumption to double from 1981 levels, it took only 8 years for consumption to double again from 2000.

1981	489M toe	20 years
2000	979M toe	
2008	1,990M toe	8 years

Demand for energy saving technologies and consulting services is supported by favorable industry and government dynamics, including:

- China has made energy efficiency and conservation a national priority by passing Energy Conservation Law in April 2008 and adopting energy saving targets
- Measurement, monitoring, reporting methodologies are created, implemented and enforced
- Emission reduction is an important criterion in evaluating the performance of the leaders of local government and large state owned enterprises
- Mandatory energy audits in major industrial energy users and efficiency enhancement in industry, transportation and buildings

NFEC R&D AND PATENTS/IP

Project Related Energy-Savings Product

1. An energy-saving heat-sink used in heating (ZL2008 2 0218146.3), with an application date of September 23, 2008
2. A device used in energy-saving boiler combustion (ZL2008 2 0218145.9), with an application date of September 23, 2008

Energy-Savings Flow Control Systems Related Product

1. Processing technology of butterfly valve seal (ZL2006 1 0152644.8)
2. Butterfly valve body dynamic seal ring pointing device (ZL2007 1 0159250.X)
3. Butterfly valve sealing ring instruction device (ZL2007 2 0185293.0)
4. Butterfly valve with block for opening butterfly plate (ZL2007 2 0185289.4)
5. Piston flow-adjusting valve with removable piston sealing ring (ZL2007 2 0185288 X)
6. J-shaped large dimension butterfly valves hard sealing ring (ZL2007 2 0185288.X)0185292.6)
7. Composite valve sealing ring (ZL2007 2 0185290.7)
8. Multi-level buffering full oriented valve fuel tank (ZL2007 2 0185287.5)
9. Fluid control valve on-off speed control device (ZL2007 2 0185286.0)
10. T-shaped large dimension butterfly valve rubber sealing ring (ZL2007 2 0185291.1)
11. Butterfly valve with butterfly plate adjusting device (ZL2008 2 0231340.5)

SALES & DISTRIBUTION COVERAGE

NFEC provides over 70 product series and services in many provinces through a network of 30 sales offices and distributors (11% of revenue in 2009). Internationally, NFEC's products are sold in over 10 countries in Asia, Europe, North America, and Africa, which account for ~10% of the 2009 revenue.


90% Domestic
10% International

Domestic Sales Network


Wulumuqi
Harbin
Changchun
Shenyang
Jinzhou
Dalian
Baotou
Yinchuan
Beijing
Tianjin
Shijiazhuang
Lanzhou
Qingdao
Taiyuan
Handan
Jinan
Xi'An
Anyang
Zhengzhou
Chengdu
Chongqing
Wuhan
Nanjing
Hangzhou
Nanchang
Guiyang
Changsha
Taiwan
Yunnan
Guangxi
Guangzhou
Hong Kong

International Sales Network

Iran, Bangladesh, Malaysia, Vietnam, Albania, Cuba, Zimbabwe, Tanzania, Burma, Iraq, Syria, Indonesia, Switzerland, Korea, Romania, Egypt, Taiwan, Singapore

KEY STRATEGIC PARTNERSHIPS

NFEC has teamed up with some of the leading companies in the Energy Efficiency field to provide cutting edge comprehensive energy saving solutions to its clients.

GE

- Cooperation agreement with GE Enterprise Development Shanghai since 2009
- Technical consulting services and advice
- The Company's strategic cooperation with GE will be expanded to energy saving EPC projects

Schneider Electric

- Cooperation agreement since 2008 to establish strategic partnership in developing integrated energy saving and reconstruction projects
- NF Energy provides energy saving and reconstruction solutions regarding the heat, water and cooling systems

OSAKA GAS

- Agreement on experimental project of concentration technology of low concentration coal bed methane in Fuxin Mining Administration Bureau
- Expected to get provincial and national identification, after which the technology will be promoted in domestic coal companies

BALANCE SHEET

FYE 12/31 (in $MM)	1Q 2010	2009	2008
Cash and cash equivalents	$0.9	$0.2	$2.3
Accounts receivable, trade	7.0	12.5	8.4
Inventories	1.2	0.6	1.5
Retention receivable	0.3	0.9	0.5
Deferred tax assets	0.0	0.0	0.0
Prepayments and other receivables	2.7	0.6	0.7
TOTAL CURRENT ASSETS	$12.1	$14.9	$13.3
Construction in progress	11.3	9.0	2.3
Plant and equipment, net	2.1	2.2	2.4
TOTAL ASSETS	$25.5	$26.1	$18.1
Accounts payable,trade	$1.7	$2.1	$2.0
Customer deposits	0.1	0.2	0.1
Other payables and accrued liabilities	0.6	1.9	0.3
Income tax payable	0.1	0.2	0.0
Current portion of obligation under finance lease	0.5	0.4	0.0
TOTAL CURRENT LIABILITIES	$3.2	$4.8	$2.5
Non-current portion of obligation from finance lease	0.5	0.7	0.0
TOTAL LIABILITIES	$3.7	$5.5	$2.5
Common stock, par value $0.001, 50,000,000 shares authorized, 13,290,901 and 13,290,901 issued and outstanding as of December 31, 2009 and 2008	$0.0	$0.0	$0.0
Additional paid-in capital	8.7	8.0	7.7
Statutory reserve	1.4	1.4	0.9
Accumulated other comprehensive income	1.3	1.3	1.3
Retained earnings	10.2	9.8	5.6
TOTAL STOCKHOLDERS' EQUITY	$21.7	$20.6	$15.5
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$25.5	$26.1	$18.1

USE OF PROCEEDS

(in $MM)

Sources		
Private Placement	$6.0	100.0%
Total	$6.0	100.0%

Uses		
Building Construction (Foundational)	$1.9	31.7%
Equipment and Machines	2.7	45.0%
General Working Capital	1.0	16.7%
Financing and Transaction Related Fees	0.4	6.7%
Total	$6.0	100.0%

PRO-FORMA CAP TABLE*

Shareholder	Pre-Financing	%	Post-Financing ($6MM)	%
Pelaria International Limited	6,350,296	45.52%	6,350,296	33.44%
South World LTD.	1,107,563	7.94%	1,107,563	5.83%
Oriental United Ltd.	1,107,563	7.94%	1,107,563	5.83%
ARC China	404,667	2.90%	404,667	2.13%
IR Firms	24,099	0.17%	24,099	0.13%
Other investors	4,321,298	30.98%	4,321,298	22.76%
New Investors	-	-	2,400,000	12.64%
Common Shares Outstanding	**13,315,486**	**95.45%**	**15,715,486**	**82.76%**
ARC China(1)	324,000	2.32%	324,000	1.71%
ARC Semper(1)	60,000	0.43%	60,000	0.32%
Common Shares from Convertible Notes	**384,000**	**2.75%**	**384,000**	**2.02%**
ARC China	162,000	1.16%	162,000	0.85%
ARC Semper	30,000	0.22%	30,000	0.16%
IR Firms	58,334	0.42%	58,334	0.31%
New Investors	-	-	2,400,000	12.64%
Placement Agent Warrants	-	-	240,000	1.26%
Warrants Outstanding	**250,334**	**1.79%**	**2,890,334**	**15.22%**
Fully Diluted Shares Outstanding	**13,949,820**	**100.00%**	**18,989,820**	**100.00%**

* Assuming an offering based on the terms set forth on Slide 2.

(1) Convertible Notes: Assuming notes convert at $2.50 per share upon up-listing or one year from the date of issue.

COMPARABLE PEER ANALYSIS

($MM, except per share data)

Company Name	Stock Price (6/2/2010)	Market Cap	EV	LTM Revenue	LTM EBITDA	LTM Net Income	EV/ LTM Rev	EV/ LTM EBITDA	P/ Diluted EPS	EBITDA Margin (%)	Net Income Margin (%)
China Recycling Energy Corp (NasdaqGM:CREG)	$3.12	$121.0	$152.5	$50.0	$6.9	$10.8	3.1x	22.0x	13.2x	13.9%	21.6%
China Valves Technology, Inc. (NasdaqGM:CVVT)	8.37	306.7	302.1	104.8	40.2	27.0	2.9x	7.5x	10.0x	38.3%	25.8%
CIRCOR International, Inc. (NYSE:CIR)	29.61	505.4	452.6	613.2	59.1	1.1	0.7x	7.7x	NM	9.6%	0.2%
Furmanite Corporation (NYSE:FRM)	4.91	180.4	179.2	279.3	8.6	(3.3)	0.6x	21.0x	NM	3.1%	-1.2%
Gorman-Rupp Co. (AMEX:GRC)	29.03	485.1	450.3	260.4	36.2	18.3	1.7x	12.5x	26.6x	13.9%	7.0%
RINO International Corporation (NasdaqGS:RINO)	12.61	360.7	278.6	204.9	53.6	62.6	1.4x	5.2x	5.3x	26.2%	30.5%
Shengkai Innovations, Inc. (NasdaqGM:VALV)	8.59	197.9	178.2	50.2	21.8	16.0	3.6x	8.2x	17.5x	43.5%	31.9%
SmartHeat Inc. (NasdaqGM:HEAT)	6.30	206.7	171.4	85.7	19.4	16.1	2.0x	8.9x	11.2x	22.6%	18.8%
Mean							***2.0x***	***11.6x***	***14.0x***	***21.4%***	***16.8%***
Median							***1.9x***	***8.5x***	***12.2x***	***18.3%***	***20.2%***
NF Energy Saving Corp. (OTCBB:NFEC)	**$2.89**	**$38.5**	**$38.9**	**$20.7**	**$5.9**	**$4.7**	**1.9x**	**6.6x**	**8.2x**	**28.3%**	**22.7%**
Discount to Mean								*42.8%*	*41.1%*		
Discount to Median								*22.1%*	*32.7%*		

Source: Company data and Capital IQ as of 6/02/2010

NF energy

CONCLUSION – KEY INVESTMENT HIGHLIGHTS

- Leading Market Position
- Proven High Quality Portfolio of Services, Products and Manufacturing Capabilities
- Strong Financial Performance
- Well-Established Industry Reputation and Extensive Partnerships with Strategic Industry Players
- Strong R&D and Patent Portfolio
- Experienced Management Team with Proven Track Record
- High Barriers to Entry
- Large and Growing Industry
- Favorable Economic and Government Dynamics

Appendix A

– China Energy Sector

CHINA'S GROWING POWER CONSUMPTION

- Rapid GDP growth has driven China's power consumption growth for the past decade
- Conservative expectations show between 8.5% and 9.4% year-on-year power consumption growth from 2010 to 2015



(bn kWh)
%
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
18
16
14
12
10
8
6
4
2
0
1991 - 2000 CAGR: 8%
2001 - 2007 CAGR: 14%
2007 - 2010E CAGR: 7.7%
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Power consumption (LHS)
Power consumption growth (RHS)

Source: National Bureau of Statistics of China, China Electricity Council, State Grid Corp. of China, CEIC, Credit Suisse estimates

INSTALLED POWER GENERATION CAPACITY

China continues to expand its power generation capacity to support long-term economic growth

- China currently has 800GW of generation capacity, ranking the second largest installed capacity in the world behind the US
- China is expected to add 140GW of new power generation between now and 2010



2007 - 2010E CAGR: 9.6%
2001 - 2007 CAGR: 13.2%
1991 - 2000 CAGR: 8.6%
1000
900
800
700
600
500
400
300
200
100
0
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009

Source: National Bureau of Statistics of China, Credit Suisse estimates

CHINA'S ENERGY SAVINGS PRIORITY

China is focusing on improving energy efficiency and has announced "Ten Key Projects for Energy Saving" in the 11th Five Year Plan (2006-2010)

Ranks	Key Projects	11th FYP Stated Energy-Saving Goals
1	Renovation of coal-fired industrial boilers	35 million tons standard coal during 11th FYP
2	District level combined heat and power projects	35 million tons standard coal during 11th FYP
3	Waste heat and pressure utilization	4 million tons standard coal per year
4	Oil conservation and substitution	4 million tons standard coal per year
5	Motor system energy efficiency	20 Twh per year
6	Energy system optimization	Not stated
7	Energy efficiency and conservation in buildings	50 million tons standard coal during 11th FYP
8	Energy-efficient lighting saving	29 Twh per year
9	Government procurement of energy-efficient products	Not stated
10	Monitoring and evaluation systems	Not stated

CHINA'S POWER GENERATION DISTRIBUTION

China's power generation facilities overwhelmingly depend on coal, although the share of "clean" coal facilities is expected to increase in the next decade

- Hydropower, nuclear and others are expected to gain more than 2% of the total power generation distribution mix, with nuclear power capacity share increasing by over 1.5x
- Wind power will be a key driver among the "others" category

China's installed capacity – 2010E



Hydro
22.3%
Nuclear
1.2%
Gas
2.0%
Others
1.7%
Coal
72.8%

Source: State Grid, Credit Suisse estimates

China's installed capacity – 2020E



Hydro
24.3%
Nuclear
3.1%
Gas
1.9%
Others
4.3%
Coal
66.4%

Source: State Grid, Credit Suisse estimates

NF energy

CHINA'S POWER GENERATION DISTRIBUTION

Inefficient coal power currently makes up more than 75% of power generation capacity

- By the end of 2007, coal power generation contributed to 77.7% of China's installed capacity, versus 20.4% for hydropower, 1.2% for nuclear and 0.7% for wind and others

China's installed capacity mix – 2007



Wind and others 0.7%
Nuclear 1.2%
Hydro 20.4%
Coal 77.7%

Source: China Electric Council (CEC), Credit Suisse research

NF energy

SOUTH-TO-NORTH WATER DIVERSION PROJECT

Large national projects also demand large scale equipment from qualified providers

- Originally conceived by Chairman Mao, the project will channel water from the country's longest river, the Yangtze, to three rivers in the north: the Yellow, Huai and Hai, whose basins are running dry
- Planned for completion in 2050, it will eventually divert 44.8bn m³ of water annually to the population centers of the drier north, with a network of over 3,000km pipes and a cost of over $62 billion
- **NF Energy recently supplied $1.7 million of flow control systems equipment for Phases I and II of the project's Central Route and expects to deliver additional product as the project progresses**



MONGOLIA
INNER MONGOLIA
Beijing
Tianjin
Miles
0
250
NINGXIA
Central route
SOUTH KOREA
Yellow Sea
SHANXI
QINGHAI
Western routes
Han River
Eastern route
Shanghai
East China Sea
SICHUAN
Jinsha River
Yangtze River
TAIWAN
Three Gorges Dam (under construction)
CHINA
INDIA
Hong Kong
South China Sea
MYANMAR
VIETNAM
PHILIPPINES



Appendix B
– Case Study

ENERGY SERVICES – CASE STUDY

XX Mining Bureau Methane Project

- **Purpose:** To remove and utilize the Methane in XX coal mine to produce electricity
- **Background:** NF Energy invested RMB14.1 million for equipment including internal combustion engines, gas pipe lines, water cooling system, electrical system, transformers, automated monitoring system and other ancillary facilities
- **Construction time:** 4 months
- **Revenue split:** 80% to NF Energy
- **Term:** 3 years, after which the electric generation equipment reverts back to XX Mining Bureau
- **Return:** Unlevered IRR of 18% - Company will explore leverage options on future projects

Project Economic Benefits

Annual Electricity Output	25,200,000 kWh
Price	RMB0.29 / kWh
Annual Income	RMB7.3 m
- NF Energy	RMB5.8 m
- XX Mining Bureau	RMB1.5 m
Total Income (3 years)	RMB21.9 m
- NF Energy	RMB17.4 m
- XX Mining Bureau	RMB4.5 m

PROJECT'S BUSINESS PROCESS


Initial Investigation
Operation & Share Energy Conservation Benefit
Testing
Installation & Project Implementation
Intend Confirmation
Financial Institutions
Energy Auditing & Solutions
Financing & Equipment Procurement